                       SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934.

[ x ]     Filed by the Registrant
----------------------------------------------------------------------
[   ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only [as permitted by
          Rule 14a-6(e)(2)]
[ x ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12
---------------------------------------------------------------------

                      INDO-PACIFIC ENERGY LTD.
       (Exact name of Registrant as specified in its charter.)
                    Commission File number 0-29344
---------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):
[ x ]     No fee required.
[   ]     $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1),
          14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[   ]     $500 per each party to the controversy pursuant to Exchange
          Act Rule 14a-6(i)(3).
[   ]     Fee computed on table below per Exchange Act Rule 14a-
          6(I)(4) and O-11.
          1.   Title of each class of securities to which transaction
               applies:
          2.   Aggregate number of securities to which transaction
               applies:
          3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          4.   Proposed maximum aggregate value of transaction:
          5.   Total fee paid:
[   ]     Fee paid previously with preliminary materials.
[   ]     Check box if any part of the fee is offset as provided by
          Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          1.   Amount Previously Paid;
          2.   Form, Schedule or Registration Statement No.
          3.   Filing Party:
          4.   Date Filed:

                      INDO-PACIFIC ENERGY LTD.
                Suite 1200 - 1090 West Pender Street
                    Vancouver, British Columbia
                              V6E 2N7

                  NOTICE OF ANNUAL GENERAL MEETING

     NOTICE IS HEREBY GIVEN that the annual general meeting (the
"Meeting") of the shareholders of Indo-Pacific Energy Ltd. (the
"Company") will be held at 10:00 A.M. Vancouver, British Columbia time, on Wednesday, June 23, 1999 in the Main Boardroom at Lang Michener Lawrence & Shaw, Barristers & Solicitors, Suite 1500 - 1055 West
Georgia Street, Vancouver, British Columbia, V6E 4N7 for the following purposes:

     1. To receive and consider the 1998 Annual Report of the Company;

     2. To receive and consider the consolidated financial statements of the Company for the year ended December 31, 1998, together with the auditors' report thereon;

     3.   To elect the Directors for the ensuing year;

     4. To appoint Sadovnick Telford & Skov, Chartered Accountants, as auditors of the Company for the ensuing year and to authorize the directors to fix their remuneration;

     5. To approve by Ordinary Resolution a general authority to the directors to grant incentive stock options to insiders of the Company and to amend any existing and future incentive stock option agreements with insiders of the Company;

     6. To consider any permitted amendment to, or variation of, any matter identified in this notice; and

     7. To transact such other business as may properly come before the meeting.

     The Information Circular and a copy of the 1998 Annual Report, including the consolidated financial statements of the Company for the year ended December 31, 1998, accompany this Notice of Meeting. The Information Circular provides additional information relating to the matters to be dealt with at the Meeting and is supplemental to and expressly made a part of this Notice of Meeting.

     If you are a registered shareholder of the Company and are unable to attend the Meeting in person, please complete, date and execute the accompanying form of proxy and deposit it with Pacific Corporate Trust Company, Suite 830 625 Howe Street, Vancouver, British Columbia, V6C 3B8, or with the Company at Suite 1200, 1090 West Pender Street, Vancouver, British Columbia V6E 2N7 not less than 24 hours (excluding Saturdays, Sundays and holidays) prior to the Meeting.

     If you are non-registered shareholder of the Company and received these materials through a broker, a financial institution, a participant, a trustee or administrator of a self-administered retirement savings plan, retirement income fund, education savings plan, or other similar self-administered savings or investment plan registered under the Income Tax Act (Canada), or a nominee or any of the foregoing that holds your security on your behalf (the "Intermediary"), please complete and return the materials in accordance with the instructions provided to you by your Intermediary.

     DATED at Vancouver, British Columbia as at May 14, 1999.

                         By Order of the Board of Directors of
                         INDO-PACIFIC ENERGY LTD.


                         Alex Guidi, Chairman

                      INDO-PACIFIC ENERGY LTD.
                Suite 1200 - 1090 West Pender Street
                    Vancouver, British Columbia
                              V6E 2N7

                        INFORMATION CIRCULAR
                        (As of May 14, 1999)

SOLICITATION OF PROXIES

     This Information Circular is furnished in connection with the solicitation of proxies by the management of Indo-Pacific Energy Ltd. (the "Company") for use at the annual general meeting of the shareholders of the Company (the "Meeting"), to be held at the time and place and for the purposes set forth in the accompanying Notice of Meeting and at any adjournment.

     This solicitation is made by the management of the Company. It is expected that solicitations of proxies will be made primarily by mail and possibly supplemented by telephone or other personal contact by directors, officers and employees of the Company without special compensation. The cost of the solicitation will be borne by the Company.

APPOINTMENT AND REVOCATION OF PROXIES

     The persons named in the accompanying form of proxy are the Chairman and the Corporate Secretary of the Company. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON TO ATTEND AND ACT FOR HIM OR HER ON HIS OR HER BEHALF AT THE MEETING OTHER THAN THE PERSONS NAMED IN THE INSTRUMENT OF PROXY. TO EXERCISE THIS RIGHT, A SHAREHOLDER MUST STRIKE OUT THE NAMES OF THE PERSONS NAMED IN THE INSTRUMENT OF PROXY AND INSERT THE NAME OF HIS OR HER NOMINEE IN THE BLANK SPACE PROVIDED OR COMPLETE ANOTHER INSTRUMENT OF PROXY. THE COMPLETED PROXY MUST BE DEPOSITED WITH PACIFIC CORPORATE TRUST COMPANY, SUITE 830, 625 HOWE STREET, VANCOUVER, BRITISH COLUMBIA, V6C 3B8, OR WITH THE COMPANY AT SUITE 1200, 1090 WEST PENDER STREET, VANCOUVER, BRITISH COLUMBIA, V6E 2N7, BEFORE 10:00 A.M. VANCOUVER, BRITISH COLUMBIA TIME, ON TUESDAY, JUNE 22, 1999.

     The Instrument of Proxy must be signed by the shareholder or by his or her attorney in writing, or, if the shareholder is a corporation, under its common seal signed by an officer or attorney of the corporation. If the Instrument of Proxy is executed by an attorney for an individual shareholder or by an officer or attorney of a corporate shareholder not under its common seal, the instrument so empowering the officer or the attorney, as the case may be, or a notarial copy of the instrument, must accompany the Instrument of Proxy.

     A shareholder who has given an Instrument of Proxy may revoke it at any time before it is exercised. An Instrument of Proxy may be revoked by instrument in writing executed by the shareholder, or by his or her attorney authorized in writing, or, if the shareholder is a corporation, under its common seal, by an officer or an authorized attorney and deposited at Suite 830, 625 Howe Street, Vancouver, British Columbia V6C 3B8 or Suite 1200, 1090 West Pender Street, Vancouver, British Columbia V6E 2N7 at any time up to and including the last business day before the day of the Meeting, or any adjournment, or to the chairman of the Meeting on the day of the Meeting, or any adjournment.

VOTING OF SHARES AND EXERCISE OF DISCRETION OF PROXIES

     On any poll, the persons named in the enclosed Instrument of Proxy will vote the shares in respect of which they are appointed and where directions are given by the shareholder in respect of voting for, against or withholding a vote on any resolution the proxyholder will do so in accordance with such direction.

     IN THE ABSENCE OF ANY DIRECTION IN THE PROXY, IT IS INTENDED THAT SUCH SHARES WILL BE VOTED IN FAVOUR OF THE MOTIONS PROPOSED TO BE MADE AT THE MEETING AS STATED UNDER THE HEADINGS IN THIS INFORMATION CIRCULAR. The Instrument of Proxy, when properly signed, confers discretionary authority with respect to amendments to, or variation of, the matters identified in this circular and other matters which may properly be brought before the Meeting.

     Management of the Company is not aware of any such amendments, variations or other matters that are to be presented for action at the Meeting. However, if any other matters which are not known to management should properly come before the Meeting, proxies will be exercised on such matters in accordance with the best judgment of the persons voting the proxy.

VOTING SHARES AND PRINCIPAL HOLDERS OF VOTING SHARES

     Only shareholders of the Company who are listed on its Register of Shareholders on the record date of May 14, 1999 are entitled to receive notice of and to attend and vote at the Meeting or any adjournment of the Meeting.

     As of May 14, 1999, the Company had 28,262,398 common shares issued and outstanding.

     To the knowledge of the directors and senior officers of the Company, no person beneficially owns, directly or indirectly, or exercises control or direction over, shares carrying more than 5% of the voting rights attached to all outstanding shares of the Company, other that as set out below:

                    Number of           Percentage of
Name                Shares              Outstanding Shares

Alex Guidi[1]       5,724,076           20.25%
Vancouver, B.C.
Notes:

[1] Mr. Guidi is the chairman, a member of the board of directors and promoter of the Company. Mr. Guidi holds options and warrants to purchase a further 994,000 common shares of the Company.

FINANCIAL STATEMENTS

     Shareholders will be asked to consider the audited consolidated financial statements of the Company for the year ending December 31, 1998 together with the auditors' report thereon which will be available at the Meeting. Copies of the financial statements, together with the Notice of Meeting, Information Circular and Instrument of Proxy will be available from Pacific Corporate Trust Company, Suite 830, 625 Howe Street, Vancouver, British Columbia, V6C 3B8, telephone (604) 689-9853, facsimile (604) 689-8144 or from the Company's head office at Suite 1200, 1090 West Pender Street, Vancouver, British Columbia, V6E 2N7,
Attention: Mr. Gary Saik, telephone (604) 682-6496, facsimile (604)
682-1174.

ELECTION OF DIRECTORS

     The Company's Board of Directors proposes to nominate the persons named in the table below for election as directors of the Company.
Each director elected will hold office until the next annual general meeting of the Company or until his or her successor is duly elected or appointed, unless the office is earlier vacated in accordance with the By-Laws of the Company or the Business Corporations Act (Yukon) or he or she becomes disqualified to act as a director.

Name, Country          Principal               Period
of Residence           Occupation              during
and Office             or Employment           which has
with the               For Last Five           Served as          Shares
Company [1]            Years [1]               a Director         Owned[1]

Dr. David Bennett[2]   Please refer to the     October 30, 1996      225,000[3]
Wellington,            section entitled        to present
 New Zealand           "Information Regarding
Director, Chief        Management's Nominees
Executive Officer      for Election to the
and President          Board of Directors"

Ronald Bertuzzi[2]     Please refer to the      March 31, 1998         1,790
Vancouver,             Section entitled         to present
 British Columbia      "Information Regarding
Director               Management's Nominees
                       for Election to the
                       Board of Directors"

Alex Guidi[4]          Please refer to the      October 30, 1996   5,724,076[5]
Vancouver,             Section entitled         to present
 British Columbia      "Information Regarding
Director and           Management's Nominees
Chairman of the        for Election to the
Board                  Board of Directors"

Brad Holland[2]        Please refer to the      October 15, 1997         Nil[6]
Dhahran, Saudi Arabia  Section entitled         to present
Director               "Information Regarding
                       Management's Nominees
                       For Election to the
                       Board of Directors"
Notes:

[1] The information as to country of resident, principal occupation and shares beneficially owned or over which a director exercises control or direction has been furnished by the respective directors individually.

[2]  Denotes member of Audit Committee.

[3] Held by the DJ and JM Bennett Family Trust, which holds options to purchase an additional 200,000 common shares of the Company. The options are to be cancelled subject to being replaced by stock options to purchase the like amount of common shares.

[4] Mr. Guidi is also the promoter of the Company as that expression is defined in applicable securities legislation.

[5] Mr. Guidi holds 494,000 warrants to purchase a further 494,000 common shares of the Company. Additionally, Mr. Guidi holds
     500,000 options to purchase 500,000 common shares of the Company. The options are to be cancelled subject to being replaced by stock options to purchase the like amount of common shares.

[6] Mr. Holland holds an option to purchase 300,000 common shares of the Company. The options are to be cancelled subject to being replaced by stock options to purchase the like amount of common shares.

     The Company does not have an executive committee.

     The Company's Board of Directors does not contemplate that any of its nominees will be unable to serve as a director. If any vacancies occur in the slate of nominees listed above before the Meeting, then the proxyholders named in the accompanying Instrument of Proxy intend to exercise discretionary authority to vote the shares represented by proxy for the election of another nominee unless the shareholder specifies in the proxy that his shares are to be withheld from voting in the election of directors.

Information Regarding Management's Nominees for Election to the Board of Directors

     The following information about management's nominees for election to the board of directors has been supplied by the respective nominees:

     Dr. David Bennett has been the President, Chief Executive Officer and a member of the board of directors of the Company since October 1996. Dr. Bennett received a Bachelor of Arts (Natural Sciences) from Cambridge University in 1968 and a Master of Science in Exploration Geophysics from the University of Leeds in 1969. In 1973, Dr. Bennett received his doctorate in Geophysics from the Australian National University and from 1973 to 1975 conducted post-doctoral research at the University of Texas (Dallas). From 1975 to 1977, Dr. Bennett was a post-doctoral fellow and lecturer at the University of Wellington, New Zealand. From 1977 to 1982, Dr. Bennett was employed by the Department of Scientific and Industrial Research, Government of New Zealand. From 1982 to 1994, Dr. Bennett was employed as geophysicist, exploration manager and finally general manager by New Zealand Oil and Gas Ltd. Dr. Bennett was an independent consultant from 1994 to 1996 when he joined the Company. Dr. Bennett is also the president, chief executive officer and a director of Trans-Orient Petroleum Ltd. and Durum Cons. Energy Corp. (formerly Durum Energy Corp.) and a director of AMG Oil Ltd. (formerly Trans New Zealand Oil Company).

     Mr. Ronald Bertuzzi has been a member of the board of directors of the Company since March 1998. Mr. Bertuzzi was formerly a member of the board of directors of the Company from October 1992 to October 1996. Mr. Bertuzzi received a Bachelor of Arts from the University of British Columbia in 1965 and has worked in the medical sales and product development industries since that time. For the past ten years, Mr. Bertuzzi was a sales representative with Inomed Christie Group of Vancouver, British Columbia. Mr. Bertuzzi is the president and a member of the board of directors of AMG Oil Ltd. and the secretary and a member of the board of directors of Gondwana Energy, Ltd.

     Mr. Alex Guidi has been the Chairman and a member of the board of directors of the Company since October 1996. Mr. Guidi has been involved in public markets since 1980 and since 1986, in the oil and gas sector. Mr. Guidi has organized and financed five oil and gas companies. Mr. Guidi is the chairman of the board and a member of the board of directors of Trans-Orient Petroleum Ltd. and a member of the board of directors of AMG Oil Ltd.

     Mr. Brad Holland has been a member of the board of directors of the Company since October 1997. Mr. Holland was formerly a member of the board of directors of the Company from May 1996 to February 1997 and the Secretary of the Company from February 1997 to October 1997. Mr. Holland received a Bachelor of Science in Chemical Engineering from the University of Alberta in 1979. Mr. Holland was initially employed for two years by John Holland Consultants Ltd. in property valuation, production management, evaluation and financing for production acquisition. From 1982 to 1988, Mr. Holland was employed by Canadian Western Natural Gas, a natural gas utility. From 1988 to 1992, Mr. Holland was employed as a senior project engineer with Nova Corp. where he was responsible for the design and construction of large diameter pipeline projects. Since 1992, Mr. Holland has been employed by ARAMCO of Saudi Arabia in the construction of pipelines.

EXECUTIVE COMPENSATION

A.   Interpretation

     Applicable securities legislation defines "Named Executive Officer" to mean the Chief Executive Officer, despite the amount of compensation, each of the Company's four highest compensated Executive Officers, other than the Chief Executive Officer, provided disclosure is not required for an Executive Officer whose total salary and bonus does not exceed $100,000, and any individual for whom disclosure would have been provided but for the fact that the individual was not serving as an Executive Officer at the end of the most recently completed financial year end.

B.   Summary of Compensation

     In fiscal 1998, the Company had five Executive Officers: the Chairman, Alex Guidi; the President and Chief Executive Officer of the Company, Dr. David Bennett; the Secretary of the Company, Mark Katsumata; the president of the Company's Australian subsidiary, Jeff Lean; and the president of the Company's Papua New Guinean subsidiary, Jennifer Lean. In fiscal 1998, the Company had two Named Executive
Officers: Alex Guidi, the Chairman and Dr. David Bennett, the President and Chief Executive Officer.

                     SUMMARY COMPENSATION TABLE

                                               Long-Term Compensation
                 Annual Compensation           Awards         Payouts
                                      Securities
Names                         Other   Under     Restricted             All
Executive                     Annual  Options/  Shares or              Other
Officer and                   Compen- SARs[1]   Restricted    LTIP[2]  Compen-
Principal  Year  Salary Bonus sation  Granted   Share         Payouts  sation
Position   Ended (US$)  (US$) (US$)   (#)       Units (US$)   (US$)    (US$)
Alex Guidi 1998  Nil    Nil   Nil     Nil       2,944,914[5]  Nil          Nil
Chairman   1997  Nil    Nil   Nil     500,000[3]      Nil     Nil          Nil
           1996  Nil    Nil   Nil     500,000         Nil     Nil          Nil

Dr. David
 Bennett,  1998  Nil    Nil   Nil         Nil     560,936[5]  Nil       57,123
President, 1997  Nil    Nil   Nil     200,000[4]      Nil     Nil      132,214
Chief      1996  Nil    Nil   Nil     200,000         Nil     Nil       79,992
Executive
Officer

Notes:

[1] "SARs" or "stock appreciation rights" means a right granted by the Company, as compensation for services rendered, to receive a payment of cash or an issue or transfer of securities based wholly or in part on charges in the trading price of publicly traded securities of the Company. The Company currently has no SARs

[2] "LTIP" or "long-term incentive plan" means any plan that provides compensation intended to serve as incentive for performance to occur over period longer than one financial year, but does not include option or stock appreciation right plans or plans for compensation through restricted shares or restricted share units. The Company currently has no LTIPs.

[3] Stock options to purchase 500,000 shares exercisable at a price of US$5.13 per share granted in fiscal 1996 were repriced to US$2.50 per share in fiscal 1997. The options are to be cancelled subject to being replaced by stock options to purchase the like amount of common shares.

[4] Held by the DJ and JM Bennett Family Trust; stock options to purchase 200,000 shares exercisable at a price of US$5.13 per share granted in fiscal 1996 were repriced to US$2.50 per share in fiscal 1997. The options are to be cancelled subject to being replaced by stock options to purchase the like amount of common shares.

[5] In fiscal 1998, 1,406,250 shares held in escrow and previously issued in fiscal 1994 for Cdn$4,688 were cancelled. Of these escrow shares, International Resource Management Corporation, a private company wholly-owned by Alex Guidi, held 1,361,250 shares and 45,000 shares were held by two former directors. To replace these escrow shares, 1,406,250 shares for total proceeds of Cdn$14,063 were reallocated through private placements to International Resource Management Corporation as to 1,181,250 shares and to the DJ and JM Bennett Family Trust as to 225,000 shares.

     The directors of the Company did not receive any cash compensation for services rendered in their capacity as directors of the Company.

C.   Long-Term Incentive Plan Awards

     The Company has not awarded any long-term incentive plans to any Named Executive Officer.

D. Options Granted During the Most Recently Completed Financial Year to the Named Executive Officer

     There were no stock options granted to any Named Executive Officer during fiscal 1998. In May 1998, stock options held by Alex Guidi to purchase 500,000 shares exercisable at a price of US$2.50 per share expiring October 30, 1998 were extended two years to October 30, 2000 and stock options held by the DJ and JM Bennett Family Trust to purchase 200,000 shares exercisable at a price of US$2.50 per share expiring October 30, 1998 were extended two years to October 30, 2000. The options are to be cancelled subject to being replaced by stock options to purchase the like amount of common shares.

E.   Options Exercised and Outstanding for the Named Executive Officer

     There were no stock options exercised by any Named Executive
Officer during fiscal 1998.

           AGGREGATED OPTION/SAR EXERCISES DURING FISCAL
            1998 AND FINANCIAL YEAR-END OPTION/SAR VALUES

                                                                 Value of
                                                                 Unexercised
                                                  Unexercised    in-the-Money
                                                  Options/SARs   Options/SARs
                                                  At Financial   at Financial
Named               Securities     Aggregate      Year-End (#)   Year-End ($)
Executive           Acquired on    Value          Exercisable/   Exercisable/
Officer             Exercise(#)    Realized($)    Unexercisable  Unexercisable
Alex Guidi               Nil       Nil       500,000        Nil
Dr. David Bennett        Nil       Nil       200,000        Nil

F.   Options Repriced

     There was no repricing of stock options during fiscal 1998.

G.   Performance Graph

     The following line graph compares the yearly percentage change of the cumulative total Shareholder return, assuming reinvestment of dividends for (a) the common stock of the Company (b) the NASDAQ Market Index, and (c) the value of an index comprised of the common stock of 16 companies in the oil industry. The comparison shown in the graph is for the Company's fiscal years ended January 1, 1994, January 1, 1995, December 31, 1995, December 31, 1996, December 31, 1997 and December
31, 1998. The cumulative total shareholder return on the Company's common stock was measured by dividing the difference between the Company's share price at the end and at the beginning of the measurement period by the share price at the beginning of the measurement period.

(THE PERFORMANCE GRAPH WILL BE CONTAINED IN THE PRINTED PROXY STATEMENT, BUT CANNOT BE REPRODUCED IN THE EDGAR FILING OF THIS DOCUMENT. THEREFORE, FOR PURPOSES OF EDGAR DISCLOSURE, THE DATA COMPRISING THE FIVE YEAR CUMULATIVE TOTAL RETURNS IS PRESENTED IN NARRATIVE FORM BELOW.]

- $100 invested on 1/31/94 in stock or index - including reinvestment of dividends.

Fiscal Year Ending December 31.

               01/01/94  01/01/95  12/31/95  12/31/96  12/31/97  12/31/98
Indo-Pacific
Energy Ltd.    100.00     40.00    363.00    1,385.00  1,080.00  194.00
NASDAQ Stock
Market Index   100.00     95.00    134.00      165.00    202.00  285.00
Peer Group     100.00    113.00     81.00      101.00     96.00   59.00

H.   Other

     The Company has not entered into an employment agreement with any of its Named Executive Officers.

     The Company has no plan or arrangement whereby any Named Executive Officer may be compensated in an amount exceeding $100,000 in the event of that officer's resignation, retirement or other termination of employment, or in the event of a change of control of the Company or a subsidiary or a change in the named Executive Officer's responsibilities following such a change of control. No pension or retirement benefit plans have been instituted by the Company and none is proposed.

INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

     At December 31, 1998, there were no monies owing to the Company by any director or senior officer of the Company.

MANAGEMENT CONTRACTS

     Management functions of the Company or any subsidiary of the Company are not, to any substantial degree, performed by a person other than the directors or senior officers of the Company or its subsidiaries.

INTEREST OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS

     The Company is associated through common directors, officers and shareholdings with four other publicly-traded companies.

     Mr. Alex Guidi is the Chairman and a member of the board of directors of the Company. Mr. Guidi is also the Chairman and a member of the board of directors of Trans-Orient Petroleum Ltd. ("Trans-
Orient") and a member of the board of directors of AMG Oil Ltd.
(formerly Trans New Zealand Oil Company) ("AMG").

     Dr. David Bennett is the President, Chief Executive Officer and a member of the board of directors of the Company, Trans-Orient and Durum Cons. Energy Corp. ("Durum"). Dr. Bennett is also a member of the board of directors of AMG.

     Mr. Ronald Bertuzzi is a member of the board of directors of the Company and Gondwana Energy, Ltd. ("Gondwana"). Mr. Bertuzzi is also the President and a member of the board of directors of AMG.

     Mr. Mark Katsumata is the Corporate Secretary of the Company, Trans-Orient, Durum, AMG and Gondwana.

     At May 1, 1999, Mr. Guidi beneficially held 5,724,076 common shares of the Company out of a total outstanding of 28,262,398 common shares (20.25%) and held rights to acquire an additional 994,000 common shares. At May 1, 1999, Mr. Guidi beneficially held 13,921,400 common shares of Trans-Orient out of a total outstanding of 33,594,060 common shares (41.44%) and held rights to acquire an additional 2,000,000 common shares. At May 1, 1999, Mr. Guidi beneficially held 200,000 common shares of Durum out of a total outstanding of 1,908,381 common shares (10.48%). At May 1, 1999, Mr. Guidi held 4,491,000 common shares of AMG out of a total outstanding of 13,000,000 common shares (34.55%). At May 1, 1999, Mr. Guidi held 1,000,000 common shares of Gondwana out of a total outstanding of 2,100,000 common shares (47.62%).

     None of the directors or officers of the Company, nor any person who has held such a position since the beginning of the last completed financial year of the Company, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the meeting other than the election of directors and approval of the general authority to grant share purchase options.

     None of the directors or officers of the Company, nor any proposed nominee for election as a director of the Company, nor any person who beneficially owns, directly or indirectly, shares carrying more than ten percent of outstanding shares of the Company, has any material interest, direct or indirect, in any transaction since the commencement of the Company's last completed financial year or in any proposed transaction which, in either case, has or will materially affect the Company, or any subsidiaries, except as follows:

(a)  In fiscal 1998, consulting fees of US$57,123 (fiscal 1997 -
     US$132,214 and fiscal 1996 - US$79,992) were paid by the Company to Dr. David Bennett. In addition, rent of US$19,480 (fiscal 1997 and 1996 - Nil) was paid by the Company to Dr. David Bennett.

(b) By an agreement dated January 31, 1998 AMG voided an agreement to acquire interests in PEP 38256 from the Company and Trans-Orient.

(c)  By agreements dated April 15, 1998, International Resources
     Management Corporation, owned by Alex Guidi and the DJ and JM Bennett Family Trust surrendered shares to the Company and received common shares in return; This transaction was approved by the shareholders at the last Annual General Meeting of Shareholders held on June 24, 1998.

(c) By an agreement dated June 25, 1998 the Company granted a subsidiary of AMG an option to earn a 15% participating interest in PEP 38256 exercisable by paying for the costs of a 120 mile seismic program and granted the right to elect to earn a further 25% participating interest paying for any additional seismic to define two drilling prospects and for the costs of drilling two exploration wells.

(d) By agreement dated June 25, 1998 the Company purchased 1,000,000 shares of AMG for US$0.25 per share.

(e) By an agreement dated June 25, 1998 the Company was granted an option to acquire 1,000,000 shares for US$0.50 per share before the earlier of July 31, 2000 or thirty business days after AMG ceased to have a right to earn an interest in, or to hold an interest in, PEP 38256. On March 10, 1999 the Company elected to exercise part of the option and acquired 800,000 shares in AMG and in return the Company paid AMG US $400,000.

(f) By an agreement dated June 25, 1998 the Company entered into with a subsidiary of Trans-Orient an operating agreement relating to PEP 38256.

(g) By an agreement dated June 25, 1998 the Company entered into with subsidiaries of Trans-Orient and AMG an operating agreement relating to PEP 38723.

(h) On November 26, 1998 the Company and a subsidiary of Trans- Orient were granted participating interests of 50.0% each in PEP 38339.

(i) On November 29, 1998 the Company and a subsidiary of Trans- Orient were granted participating interests of 10.0% and 15.0% respectively in PEP 38335.

(j) By agreement dated December 3, 1998 the agreement of June 25, 1998 was amended to provide AMG has until October 31, 1999 to advise that AMG has completed the collection and interpretation of sufficient seismic data to identify a drilling prospect within PEP 38256.

(k) On March 30, 1999 the Board of Directors of the Company approved the granting options to directors, officers and employees to acquire up to 5.6 million common shares of the common stock of the Company at a price of US $.85 per share, calculated as the approximate average closing price for the last 90 days. The options are for a term of two years and were approved by the shareholders at the last Annual General Meeting of Shareholders held on June 24, 1998. The options have yet to be allocated amongst the directors, officers and employees of the Company.

(l) On March 30, 1999 the Board of Directors of the Company approved the amending of all outstanding share purchase warrants to purchase a total of 1,950,000 shares. Warrants to purchase 950,000 common shares exercisable at an approximate price of US$2.32 until May 27, 1999, of which Mr. Alex Guidi is the owner of 494,000 of these warrants, have been amended to be exercisable at a price of US$.90 per share until May 27, 2000. Warrants to purchase 1,000,000 common shares exercisable at a price of US$2.00 until July 3, 1999, and thereafter exercisable at a price of US$2.10 per share until July 3, 2000 have been amended to be exercisable at a price of US$.90 per share until July 3, 2000.

APPOINTMENT OF AUDITOR

     The shareholders will be asked to vote for the appointment of Sadovnick Telford & Skov, Chartered Accountants, as the auditors of the Company to hold office until the next annual general meeting of shareholders of the Company, at a remuneration to be fixed by the directors.

     Sadovnick Telford & Skov, Chartered Accountants, have been the auditors of the Company since 1994.

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

A.   General Authority to Grant Stock Options

     Shareholders will be asked to approve an ordinary resolution providing that general authority be given to the board of directors to grant directors, officers and employees of the Company and its subsidiaries, until the next annual general meeting of the Company, incentive stock options to purchase common shares in the capital stock of the Company, and to amend any such options, for such periods, in such amounts and at such prices per share as agreed upon and determined at the discretion of the board of directors. The board of directors has not determined the identity of persons, if any, to be granted share purchase options or the price at which such options may be granted.

B.   Other Matters

     The management of the Company knows of no other matters to come before the meeting other than those referred to in the notice of meeting. Should any other matters properly come before the meeting the shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgement of the persons voting the proxy.

     The content and mailing of this information circular has been approved and authorized by the board of directors.

APPROVAL OF THE BOARD OF DIRECTORS

     The contents of this information circular have been approved, and the delivery of it to each shareholder of the Company entitled thereto and to the appropriate regulatory agencies has been authorized, by the Board of Directors of the Company.

     DATED at Vancouver, British Columbia as of May 14, 1999.


                         By Order of the Board of Directors of

                         INDO-PACIFIC ENERGY LTD.


                         /s/ Alex Guidi, Chairman

                      INDO-PACIFIC ENERGY LTD.

                        INSTRUMENT OF PROXY

     THIS PROXY IS SOLICITED BY MANAGEMENT OF INDO-PACIFIC ENERGY LTD. (THE "COMPANY") FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS ON JUNE 23, 1999.

     The undersigned, being a registered shareholder of the Company, appoints Alex Guidi, the Chairman and a director of the Company, or failing him, Mark Katsumata, the Secretary of the Company, or instead of either of them, __________________________, as Proxyholder with the powers of substitution, to attend and vote for the undersigned at the Annual General Meeting of the Company to be held on Wednesday, June 23, 1999 (the "Meeting") and at any adjournment thereof. The undersigned revokes any Instrument of Proxy heretofore given with respect to the Meeting or any adjournment thereof.

     The Proxyholder is hereby directed to vote on any poll as follows:

13. To elect the following persons as directors of the Company for the ensuing year:

                              IN FAVOUR      WITHHOLD

     DR. DAVID BENNETT        _________      _________
     RONALD BERTUZZI          _________      _________
     ALEX GUIDI               _________      _________
     BRAD HOLLAND             _________      _________

14. To appoint Sadovnick Telford & Skov, Chartered Accountants, as auditors for the Company for the ensuing year and to authorize the directors to fix their remuneration.

                              IN FAVOUR      WITHHOLD
                              _________      _________

15. To approve by Ordinary Resolution a general authority to the directors to grant incentive stock options to insiders of the Company, and to amend any existing and future incentive stock option agreements with insiders of the Company.

                              IN FAVOUR      AGAINST
                              _________      _________

     WHERE THE UNDERSIGNED HAS NOT SPECIFIED A CHOICE WITH RESPECT TO ANY OF THE FOREGOING MATTERS, THIS PROXY CONFERS DISCRETIONARY
AUTHORITY WITH RESPECT TO SUCH MATTERS UPON THE ABOVE-NAMED
PROXYHOLDER.

     THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO
AMENDMENTS OR VARIATIONS OF THE MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MIGHT PROPERLY COME BEFORE THE MEETING.

NOTES:

1.   SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE
     A SHAREHOLDER) TO REPRESENT THEM AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OTHER THAN THE MANAGEMENT NOMINEES. If you desire to designate as Proxyholder a person other that those persons named above, the management nominees, you should either strike our their names and insert in the space provided the name of the person you desire to designate as Proxyholder or complete another proper form of the Instrument of Proxy.

2. This Instrument of Proxy, to be valid, must be dated and signed by the shareholder or by his attorney authorized in writing or, where the shareholder is a corporation, under its corporate seal and by a duly authorized and appointed officer, attorney or representative of the corporation. If the Instrument of Proxy is executed by an attorney for an individual shareholder or by an officer, attorney or representative of a corporate shareholder, the instrument so empowering the officer, attorney or representative, as the case may be, or a notarial copy thereof, must accompany the Instrument of Proxy. If this Instrument of Proxy is not dated, it is deemed to bear the date on which it was received by Pacific Corporate Trust Company or the Company, as the case may be.

3. To be effective, this Instrument of Proxy must be deposited at the office of Pacific Corporate Trust Company at Suite 830, 625 Howe Street, Vancouver, British Columbia, V6C 3B8 or with the Company at Suite 1200, 1090 West Pender Street, Vancouver, British Columbia, V6E 2N7, not less than 24 hours before the time fixed for the Meeting.

DATED this _____ day of _______________, 1999.

Number of Shares: _______________


                         _____________________________________
                         Signature

                         _____________________________________
                         Name (Please Print)

                         _____________________________________
                         Address

                         _____________________________________
                         (Name and Address as registered - Please notify the Company of any change in your address.)

                      INDO-PACIFIC ENERGY LTD.

               SUPPLEMENTAL MAILING LIST RETURN CARD
                      (National Policy No. 41)

The undersigned certifies that he or she is the owner of securities (other than debt instruments) of INDO-PACIFIC ENERGY LTD. (the
"Company") and requests to be placed on the Company's supplemental mailing list in respect of its interim financial statements.


                    ________________________________________
                    Name - Please print

                    ________________________________________
                    Address

                    ________________________________________


                    ________________________________________
                    City/Province or State/Postal or Zip Code

                    ________________________________________
                    Signature

                    ________________________________________
                    Date


NOTE: If you wish to be included in the Company's supplemental mailing list in order to receive its interim financial statements, please complete and return this card to:

Indo-Pacific Energy Ltd.
Suite 1200 - 1090 West Pender Street
Vancouver, British Columbia
V6E 2N7

As the supplemental mailing list is updated each year, a return card is required annually in order to remain on the list.